[SmartServOnline]

Company Contact:              Investor Contact:         Media Contact:
Robert Pons                   Harvey Goralnick          Neil Vineberg
Chief Executive Officer       FOCUS Partners LLC        Vineberg Communications
610-397-0689 x202             212-752-9445              631-288-6933

                  SMARTSERV REPORTS THIRD QUARTER 2004 RESULTS;
                       FINANCIAL RESULTS IMPROVE OVER 2003

Plymouth  Meeting,  PA - November 16 - SmartServ Online,  Inc. (OTCBB:  SSRV), a
Mobile Virtual  Network  Operator (MVNO) that provides mobile phone service with the best in low cost  pre-paid  minute  plans and the latest in mobile  content, today announced  results of operations for the third quarter ended September 30,
2004.

Robert Pons,  President  and CEO of SmartServ  commented,  "We have improved our financial  operations and taken critical steps towards transforming our business model.  Our  losses  have  narrowed  significantly  as we have  restructured  in preparation for our MVNO launch - the new  UPHONIA(TM)mobile  phone service.  We expect our  revenues  will further  improve in the fourth  quarter of 2004 if we complete the pending acquisition of KPCCD, a New York City-based  distributor of international calling cards, which is expected to add approximately $2.0 million in monthly revenue." Mr. Pons added,  "Our recently  announced carrier agreement with Sprint for the launch of UPHONIA will position us to add additional revenue beginning in the first quarter of 2005."

Revenues  were $80,000 for the quarter  ended  September  30, 2004,  compared to
$145,000 for the comparable  quarter in 2003. The net loss for the third quarter of 2004 was $1,120,000  before an accrued preferred stock dividend of $1,115,000 and $2,235,000  thereafter,  or $0.74 loss per share,  compared to a net loss of
$7,641,000 or $3.69 per share in the third quarter of 2003.

The 2004  third  quarter  net loss  included  $539,000  for  interest  and other financing  costs that the Company  accrued for costs in connection  with its $10 million private placement.  Excluding these charges,  the Company reported a net loss of $581,000  before an accrued  preferred  stock  dividend  and  $1,696,000 thereafter.  During the third quarter of 2003, the Company  recorded charges for
interest  and  other  financing  costs  of  $6,532,000   incurred  primarily  in
connection  with the  issuance of  convertible  notes  issued in the 2003 bridge financings.  The Company paid for these  transactions  by issuing  stock and not cash. Excluding these charges, the Company reported a net loss of $1,109,000 for the third quarter of 2003.

                                    - MORE -

Page 2 - SMARTSERV REPORTS THIRD QUARTER 2004 RESULTS

For the nine months ended September 30, 2004, revenues were $268,000 compared to
$614,000  for the  comparable  period in 2003.  The net loss for the first  nine months of 2004 was  $6,337,000  before an accrued  preferred  stock  dividend of
$3,130,000 and $9,467,000 thereafter, or $3.41 loss per share, compared to a net loss of $14,366,000 or $7.15 per share in the first nine months of 2003.

The 2004 first nine months net loss included  $2,631,000  for interest and other financing  costs that the Company paid for  primarily  by issuing  stock and not cash.  These costs were incurred  primarily in  connection  with the $10 million private placement.  Excluding these charges,  the Company reported a net loss of
$3,706,000 before an accrued preferred stock dividend and $6,836,000 thereafter.
During the first nine months of 2003, the Company  recorded charges for interest and other  financing costs of $7,781,000  incurred  primarily in connection with the issuance of  convertible  notes in the 2003 bridge  financings.  The Company paid for these  transactions  by  issuing  stock and not cash.  Excluding  these charges, the Company reported a net loss of $6,585,000 for the first nine months of 2003.

As reported in a press release issued in July,  2004,  SmartServ signed a letter of  intent  to  acquire  KPCCD,  Inc.,  a New  York  City-based  distributor  of international  prepaid calling cards.  KPCCD  distributes its products through a network of hundreds of retail outlets along the East Coast.  "The acquisition of
KPCCD will expand our existing  distribution  network for our wireless  products and services  and expand our revenue base as early as December  2004," added Mr.
Pons.

SmartServ is in the process of completing  financial,  accounting  and legal due diligence with respect to KPCCD and its financial  results and  operations.  The closing of this transaction is subject to customary closing conditions for these types of transactions,  including: (i) negotiation and execution of a definitive purchase agreement,  (ii) our satisfaction with the results of our due diligence investigation  of KPCCD,  and (iii) execution of employment  agreements with key individuals  in KPCCD.  There can be no assurance  that SmartServ will close the contemplated transaction.

SmartServ will be hosting a conference  call on Wednesday,  November 17, 2004 at
2:00 PM EST. Management will provide an update on its business and discuss third quarter results.  The call in number is 877-366-0714 and the verbal pass code is vt478921.  A replay will be available  30 minutes  after the end of the call and will be available for replay for 14 days. The call in number for the replay will be 877-366-0714  and the replay pass code will be 478921..It is recommended that participants  log onto this  conference  call at least 15  minutes  prior to the call.

                                       ###

page 3 - SMARTSERV REPORTS THIRD QUARTER 2004 RESULTS

About SmartServ
SmartServ,  headquartered  in Plymouth  Meeting,  PA is a Mobile Virtual Network
Operator  (MVNO) that  provides  mobile phone service with the best in low cost, pre-paid minute plans, discounted international long distance, and the latest in mobile content, such as ringtones,  mobile games, and images. SmartServ products and services  are  marketed  under the  UPHONIA(TM)brand.  For more  information please visit: www.SmartServ.com.

Forward-Looking Statements

This news release may contain forward-looking  statements that involve risks and uncertainties.  Forward-looking  statements in this document and those made from time-to-time  by the Company are made under the safe  harbor  provisions  of the
Private  Securities  Litigation Reform Act of 1995.  Forward-looking  statements concerning  future plans or results are  necessarily  only  estimates and actual results could differ  materially from  expectations.  Certain factors that could cause or contribute to such  differences  are described from time to time in the
Company's filings with the Securities and Exchange Commission, including but not limited to, the "Risk Factors" described under the heading "Certain Factors That
May Affect Future  Results" in the Company's  Annual Report on Form 10-KSB/A for
the year ended December 31, 2003 and other SEC filings.

                                      # # #

                             SmartServ Online, Inc.

                           Consolidated Balance Sheets

                                                September 30,            December 31,
                                                    2004                     2003
                                             --------------------     -------------------
                                                 (Unaudited)
Assets
Current assets
   Cash                                        $      3,225,295           $       139,178
   Accounts receivable                                  105,821                   103,230
   Accrued interest receivable                             --                      47,004
   Prepaid compensation                                    --                     133,127
   Prepaid expenses                                      66,914                    86,798
   Deferred financing costs                                --                     322,192
                                             --------------------     -------------------
Total current assets                                  3,398,030                   831,529
                                             --------------------     -------------------

Property and equipment, net                              97,008                      --

Other assets
   Goodwill and intangible assets                     1,814,889                      --

   Security deposits                                     18,237                     5,156

                                             --------------------     -------------------
                                             --------------------     -------------------
Total Assets                                   $      5,328,164           $       836,685
                                             ====================     ===================

                             SmartServ Online, Inc.

                           Consolidated Balance Sheets

                                                September 30,            December 31,
                                                    2004                     2003
                                             --------------------     -------------------
                                             --------------------     -------------------
                                                 (Unaudited)
Liabilities and Stockholders' Equity
(Deficiency)

Current liabilities
   Current portion of notes payable            $         24,133             $         --

   Accounts payable                                   1,277,580                1,702,768
   Accrued liabilities                                1,606,447                  928,393
   Accrued salaries                                      15,565                   78,133
   Accrued interest payable                                 --                   218,848
                                             --------------------     -------------------
Total current liabilities                             2,923,725                2,928,142
                                             --------------------     -------------------

Deferred revenues                                            --                   37,500

Notes payable                                            34,687                3,340,430

Commitments and Contingencies

Stockholders' Equity (Deficiency)
Convertible Preferred stock - $0.01
par value
   Authorized - 1,000,000 shares
   Issued and outstanding - 876,491 shares,
       aggregate                                      2,440,267                      --
liquidation preference of $13,849,995 and $0
as of
September 30, 2004 and December
31, 2003, respectively
Common stock - $.01 par value
   Authorized - 40,000,000 shares
   Issued - 3,581,352; outstanding -
            3,547,005 shares at September 30,
            2004 and 2,261,300 shares
            at December 31, 2003                         35,814                   22,613
Additional paid-in capital                           96,790,924               85,160,306
Notes receivable from former officers                        --                (255,525)
Accumulated deficit                                (96,733,600)             (90,396,781)
                                              -----------------           --------------
                                                      2,533,405              (5,469,387)
Treasury stock, 129,053 shares at cost                (163,653)                       --
                                              -----------------          ---------------
Total stockholders' equity (deficiency)              2,369,752               (5,469,387)
                                              -----------------          ---------------

Total Liabilities and Stockholders' Equity
(Deficiency)                                    $     5,328,164          $        836,685
                                            ===================           ===============

                             SmartServ Online, Inc.

                      Consolidated Statements of Operations
                                   (Unaudited)

                                                 Three Months                              Nine Months
                                              Ended September 30                        Ended September 30

                                    --------------------------------------    -------------------------------------

                                             2004                  2003               2004                2003
                                           -----------      --------------        -----------        ---------------

Revenues                             $          80,474     $       145,130    $       268,189     $       614,145
                                    ------------------   -----------------   ----------------   --------------------

Costs and expenses:
   Costs of services                          (644,762)           (289,055)        (1,626,357)         (4,080,429)
   Sales and marketing expenses               (156,705)            (23,543)          (298,925)           (403,573)
   General and administrative
   expenses                                   (506,308)           (715,353)        (1,871,442)         (3,075,446)
   Stock-based compensation                    639,107            (229,124)                --            (331,068)
                                     ------------------   -----------------  ----------------   -----------------

   Total costs and expenses                   (668,668)         (1,257,075)        (3,796,724)         (7,890,516)
                                     ------------------   -----------------  ----------------   -----------------

Loss from operations                          (588,194)         (1,111,945)        (3,528,535)         (7,276,371)
                                     ------------------   -----------------  ----------------   -----------------

Other income (expense):
   Interest income                               6,520               2,709             19,287              11,601
   Interest expense and other
      financing costs                         (538,742)         (6,531,633)       (2,630,771)          (7,781,029)
   Legal settlement                               --                   --           (196,800)                  --
   Gain from extinguishment
       of debt                                    --                   --                 --              305,822
   Insurance recovery                             --                   --                 --              374,000
   Foreign exchange gains (losses)                --                   --                 --                   50
                                     ------------------   -----------------  -----------------   --------------------
                                              (532,222)         (6,528,924)        (2,808,284)         (7,089,556)

Net loss                             $      (1,120,416)    $    (7,640,869)   $    (6,336,819)    $   (14,365,927)
                                     ==================   =================  =================   ====================

Preferred stock dividend accrued            (1,114,366)                 --         (3,130,460)                 --

                                     ------------------   -----------------  -----------------   --------------------
Net loss applicable to common
  shareholders                       $      (2,234,782)    $    (7,640,869)   $    (9,467,279)    $   (14,365,927)
                                     ==================   =================  =================   ====================

Basic and diluted loss per share     $           (0.74)    $         (3.69)  $          (3.41)    $         (7.15)

                                     ==================   =================  =================   ====================

Weighted average shares
outstanding - basic and  diluted             3,002,167           2,072,440          2,773,669           2,010,142
                                     ==================   =================  =================   ====================